                                                            EXHIBIT 10.7

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                               CONVERTIBLE NOTE
                               ----------------

$1,500,000.00                                                   October 17, 1996
                                                                        --


  ENACT Health Management Systems, a California corporation (the "Company"), for value received, hereby promises to pay to R.D. Merrill Associates II or its registered assigns ("Holder"), the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), or so much thereof as may have been advanced by the Holder, with interest (computed on the basis of a 365-day year) on the unpaid amount thereof at the rate of Prime Rate (which shall mean the "Prime Rate" as that term is used and quoted from time to time by The Wall Street Journal) per annum, compounded annually, from the date hereof (the "Rate"). The initial Rate shall be subject to change during the term of the Convertible Note as the Prime Rate changes.

  Notwithstanding the foregoing, if during any period the Rate exceeds the maximum lawful nonusurious rate of interest permitted under applicable law (the "Maximum Rate"), the rate of interest in effect on this note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Convertible Note shall be the Maximum Rate until the total amount of the interest accrued on this Convertible Note equals the total amount of interest which would have accrued hereon if the Rate had at all times been in effect for the applicable period.

  Subject to the terms and limitations of this Convertible Note, the Company may borrow under this Convertible Note, and the term of this Convertible Note shall be, from the date hereof until December 31, 1997, at which time all unpaid principal and interest shall be due and payable in full. During the term of this Convertible Note, the Holder shall advance any sum in increments of $500,000 that the Company from time to time may request so long as the sum requested by the Company shall not cause the outstanding principal balance under this Convertible Note to exceed $1,500,000.00. On the date hereof, the Holder shall advance to the Company a sum equal to $500,000, which shall be the initial outstanding balance of this Convertible Note. Payments hereunder shall be made by the Company to the Holder, at the address as provided to the Company by the Holder in writing, in lawful money of the United States of America.

  If any payment on this Convertible Note shall become due on a Saturday, Sunday, or a public holiday under the laws of the State of California, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

  1. Definitions.  As used in this Convertible Note, the following terms shall
     ------------
have the definitions ascribed to them below:

     1.1 "Equity Financing" shall mean the Company's first stock financing after the date hereof which results in gross proceeds to the Company, in cash or conversion of debt, in any ninety (90) day period of Ten Million Dollars ($10,000,000.00) or more, including but not limited to an initial public offering of the Company's common stock.

     1.2 "Securities" shall mean the securities of the Company sold in the Equity Financing. The securities purchasable upon conversion of this Convertible Note shall be authorized in conjunction with such Equity Financing.

     1.3 "Conversion Share Price" shall mean the product of (X) price at which a share of the Securities is sold in the Equity Financing multiplied by (Y) 0.8.

     1.4 "Conversion Stock" shall mean shares of the Securities purchasable upon conversion of this Convertible Note; the total number of shares to be determined by dividing (A) the amount of the outstanding principal under this Convertible Note which Holder elects to convert at the time of conversion by (B) the Conversion Share Price.

  2. Conversion.
     ----------

     2.1 At any time after the date hereof, at Holder's option, the Holder may convert all or any portion of the then outstanding principal under this Convertible Note into that number of shares of Conversion Stock equal to the amount of principal which Holder elects to convert divided by the Conversion Share Price.

     2.2 This Convertible Note may be converted in whole or part by the Holder, at any time after the date hereof prior to the date on which all principal hereunder is repaid, by the surrender of this Convertible Note, together with the Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and
                   -------------------
executed at the principal office of the Company, specifying the portion of the Convertible Note to be converted. This Convertible Note shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Conversion Stock issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Conversion Stock issuable upon such conversion. If a conversion is effected for less than the total number of shares of Conversion Stock then issuable upon conversion, promptly after surrender of the Convertible Note upon such conversion, the Company will execute and deliver a new Convertible Note, dated the date hereof, evidencing the right of the Holder to the balance of the Conversion Stock available hereunder upon the same terms and conditions set forth herein. All notices and other communications from the Company to the Holder of this Convertible Note shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Convertible Note who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

  3.  Adjustments and Notices of Record Date.  The Conversion Share Price and
      --------------------------------------
the number of shares of Conversion Stock shall be subject to adjustment from time to time in accordance with the following provisions:

     3.1  Subdivision or Combinations.  In case the Company shall at any time
          ---------------------------
subdivide the outstanding shares of the Securities, the Conversion Share Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Securities, the Conversion Share Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

     3.2  Stock Dividends.  In the case the Company shall at any time pay a
          ---------------
dividend with respect to the Securities payable in the Securities, then the Conversion Share Price in effect immediately prior to the record date for distribution of such dividend shall be adjusted to that price determined by multiplying the Conversion Share Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of the Securities outstanding immediately prior to such dividend and
(ii) the denominator of which shall be the total number of shares of the Securities outstanding immediately after such dividend.

     3.3  Number of Shares.  Upon each adjustment pursuant to subdivisions (a)
          ----------------
or (b) of this Section 3, the registered holder of this Convertible Note shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Conversion Share Price, the number of shares of the Securities, calculated to the nearest full share, obtained by recalculating the number of shares Conversion Stock pursuant to Section 1.4 hereof.

     3.4  Reclassification or Merger.  In case of any reclassification, change
          --------------------------
or conversion of securities of the class or series issuable upon conversion of this Convertible Note (other than as a result of a subdivision or combination described above), the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and delivery to the holder hereof a new convertible note so that the holder shall have the right to receive, in lieu of the shares of the Securities theretofore issuable upon conversion of this Convertible Note, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by the holder of the number of shares of Securities then purchasable under this Convertible Note. Such new convertible note shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
3. The provisions of this subsection 3.4 shall similarly apply to successive reclassifications, changes, and mergers.

     3.5 Upon any adjustment of the Conversion Share Price and any increase or decrease in the number of shares of the Securities upon the conversion of this Convertible Note, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Convertible Note at the address of such holder as shown on the books of the Company which notice shall state the Conversion Share Price as adjusted and the increased or decreased number of shares of Securities purchasable upon the conversion of this Convertible Note, setting forth in reasonable detail the method of calculation of each.

  4. Subordination.  All monies subject to this Convertible Note (the
     -------------
"Subordinated Debt") is subordinated in right of payment to all obligations of the Company to ALZA Corporation, a Delaware corporation ("ALZA") now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all interest accruing after the commencement by or against the Company of any bankruptcy, reorganization or similar proceeding, and all obligations under that certain Loan Agreement (the "Loan Agreement") by and between the Company and ALZA dated August 29, 1995, as amended (the "Senior Debt").
                                  -----------

     4.1 Holder will not demand or receive from the Company (and the Company will not pay to Holder) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Holder commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Company, for so long as any portion of the Senior Debt remains outstanding.

     4.2 Holder shall promptly deliver to ALZA in the form received (except for endorsement or assignment by Holder where required by ALZA) for application to the Senior Debt any payment, distribution, security or proceeds received by Holder with respect to the Subordinated Debt other than in accordance with this Convertible Note.

     4.3 In the event of the Company's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and ALZA's claims against the Company and the estate of the Company shall be paid in full before any payment is made to Holder.

     4.4 No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this in any manner which might terminate or impair the subordination of the Subordinated Debt. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt.

     4.5 The provisions of this Section 4 shall remain effective for so long as the Company owes any amounts to ALZA under the Loan Agreement or otherwise. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by ALZA for any reason (including, without limitation, the bankruptcy of the Company), this Section 4 and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Holder shall immediately pay over to ALZA all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder.

     4.6 The provisions of this Section 4 shall bind any successors or assignees of Holder and shall benefit any successors or assigns of ALZA. This Agreement is solely for the benefit of Holder and ALZA and not for the benefit of the Company or any other party. Holder further agrees that if the Company is in the process of refinancing a portion of the Senior Debt with a new lender, and if ALZA makes a request of Holder, Holder shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

  5. Events of Default.  If any of the following events shall occur (herein
     -----------------
individually referred to as an "Event of Default"), the Holder may declare the entire unpaid principal on the Convertible Note, together with accrued interest, immediately due and payable, without presentment, demand, protest or notice of protest of any kind, all of which are hereby expressly waived:

     5.1 If the principal and interest due hereunder is not paid within twenty-one (21) days of when due and payable.

     5.2  If the Company:

          (a) shall commence any proceeding or any other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment or debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing;

          (b) shall apply for, or consent to or acquiesce in, an appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or

          (c)  shall make a general assignment for the benefit of creditors.

          (d) shall admit in writing its inability to pay its debts as they mature in the ordinary course of business or that the amount of its total liabilities exceed the amount of it total assets.

     5.3 If any proceedings are commenced or any other action is taken against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law of any jurisdiction, domestic, or foreign, now or hereafter existing; or a receiver, conservator, trustee or similar officer for the Company of for all or a substantial part of its property is appointed; and, in each such case, such event continues for forty-five (45) days undismissed or undischarged.

  6. Exchange and Transfer.  This Convertible Note is subject to the
     ---------------------
restrictions on transfer set forth herein. Upon surrender for transfer of this Convertible Note and compliance with said restrictions on transfer, the Company shall execute and deliver in the name of the transferee or transferees a new Convertible Note or Notes for a like principal amount.

  This Convertible Note shall not be assigned, transferred or otherwise conveyed, in whole or in part, by the Holder except with the prior written consent of the Company. This Convertible Note, if presented for a transfer or exchange to which the Company has consented, shall (if so required by the Company) be duly endorsed by, or be accompanied by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the registered Holder or its authorized attorney.

  Any such exchange or transfer shall be without charge, except that the Company may require payment of the sum sufficient to cover any tax or governmental charge that may be imposed in relation thereto by a government other than the federal government of the United States or the government of any of its States.

  The Company may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Convertible Note shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company), for the purpose of receiving payment of or on account of the principal hereof, for the conversion hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

  7. Prepayment.    The Company may prepay this Convertible Note in full or in
     ----------
part before December 31, 1997 provided that it delivers thirty (30) days prior written notice of its intention to prepay this Convertible Note and that during such 30 day period the Holder shall retain its right to convert the outstanding principal under this Convertible Note as provided in Section 2.

  8. Reservation of Stock.  On and after the date of the Equity Financing, the
     --------------------
Company will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Conversion Stock upon the conversion of this Convertible Note. Issuance of this Convertible Note shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Conversion Stock issuable upon the conversion of this Convertible Note.


  9. Representation of Holder.  By acceptance of this Convertible Note, Holder
     ------------------------
represents to the Company that he is (a) an "accredited investor" as defined by Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, and (b) an "excluded purchaser" as defined by the regulations promulgated under the California Corporate Securities Act of 1968. Holder also represents that by reason of its business and financial experience it has the capacity to protect its own interests in this transaction and is accepting this Convertible Note for its own account and not with a view to its resale or distribution.

  10. Notices.  Any notice required by any provision of this Convertible Note
      -------
to be given to the Holder shall be in writing and may be delivered by personal service, sent by facsimile with confirmation of receipt or sent by registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed to the Holder of record at its address appearing on the books of the Company.

  11. No Rights as Shareholder.  This Convertible Note, as such, shall not
      ------------------------
entitle the Holder to any rights as a shareholder of the Company, except as otherwise specified herein.

  12. Legal Fees.  In the event of any legal action to enforce the rights of
      ----------
any party named in this Convertible Note, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in such action.

  13. Headings and Governing Law.  The descriptive headings in this Convertible
      --------------------------
Note are inserted for convenience only and do not constitute a part of this Convertible Note. The validity, meaning and effect of this Convertible Note shall be determined in accordance with the laws of the State of California, without regard to principles of conflicts of law.

  IN WITNESS WHEREOF, ENACT Health Management Systems has duly caused this Convertible Note to be signed in its name and on its behalf by its duly authorized officer as of the date hereinabove written.

                                    ENACT HEALTH MANAGEMENT SYSTEMS


                                    By:  /s/ Matthew Sanders
                                        --------------------------------
                                        Matthew Sanders, President

                                 Attachment 1

NOTICE OF CONVERSION

TO:  ENACT HEALTH MANAGEMENT SYSTEMS

     1. The undersigned hereby elects to convert the right to receive $____________________________ pursuant to the terms of the attached Convertible Note, into the right to receive _______________ shares of Conversion Stock of ENACT Health Management Systems without further payment.

     2. Please issue a certificate or certificates representing said shares of Conversion Stock in the name of the undersigned or in such other name as is specified below:

                           _________________________
                                    (Name)

                           _________________________
                                   (Address)



___________________________   __________________________________________________
(Date)                        (Name of Convertible Note Holder)



                                    By:_________________________________________


                                    Title:______________________________________

                                 Attachment 2

                      INVESTMENT REPRESENTATION STATEMENT

                          Shares of Conversion Stock
               (as defined in the attached Convertible Note) of
                        ENACT HEALTH MANAGEMENT SYSTEMS

     In connection with the purchase of the above-listed securities, the undersigned hereby represents to ENACT Health Management Systems (the "Company") as follows:

     1. The securities to be received upon the conversion of the Convertible Note (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon conversion of the Convertible Note.

     (b) The undersigned understands that the Securities issuable upon conversion of the Convertible Note at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

     (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the conversion of the Convertible Note unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and
(B) the proposed transfer will not violate any of said laws.

     (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

     (e) The undersigned acknowledges that the Securities issuable upon conversion of the Convertible Note must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

     Dated:___________________


                                    ____________________________________________
                                    (Typed or Printed Name)


                                    By:_________________________________________
                                       (Signature)


                                    ____________________________________________
                                    (Title)

                                                                   EXHIBIT 10.7

                            AMENDMENT NUMBER ONE TO
                            -----------------------

                                 CONVERTIBLE NOTE
                                 ----------------

        This Amendment Number One dated November 25, 1997 to that certain Convertible Note (the "Note") dated October 17, 1996 issued by ENACT Health Management Systems, a California corporation ("ENACT"), to R.D. Merrill Associates II ("R.D. Merrill").

                                 RECITALS
                                 --------

        A. ENACT issued the Note to R.D. Merrill in consideration for certain funds loaned by R.D. Merrill to ENACT.

        B. Both ENACT and R.D. Merrill desire to amend the Note to extend the term and increase the conversion rate.

        NOW, THEREFORE, based on these premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

                                 AGREEMENT
                                 ---------

        1. The first sentence of third paragraph of the Note is hereby amended to read in its entirety as follows:

                "Subject to the terms and limitations of this Convertible Note, the Company may borrow under this Convertible Note, and the term of this Convertible Note shall be, from the date hereof until December 31, 1998, at which time all unpaid principal and interest shall be due and payable in full."

        2. Section 1.3 of the Note is hereby amended to read in its entirety as follows:

                1.3 "Conversion Share Price" shall mean (i) for the first $500,000 converted, the product of (X) price at which a share of the Securities is sold in the Equity Financing multiplied by (Y) 0.5, and (ii) for any principal and interest converted in excess of $500,000, the product of (X) price of which a share of Securities is sold in the Equity Financing multiplied by (Y) 0.75; provided, however, that if either such product is less than $6.00 per share, such Conversion Share Price shall be deemed to be $6.00."

        3.  The Note, as amended hereby, shall remain in full force and effect.

        4. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.


ENACT Health Management Systems


By: /s/ Henry Evans
   ------------------------------
   Henry Evans
   Chief Financial Officer


Accepted by:
R.D. Merrill Associates II


By: /s/ William D. Pettit, Jr.
   ------------------------------
Name: William D. Pettit, Jr.
     ----------------------------
Title:
      ---------------------------

                                       2